                                                                   EXHIBIT 10.9


                       PREFERRED SHARE EXCHANGE AGREEMENT

         THIS PREFERRED SHARE EXCHANGE AGREEMENT (this "Agreement") is entered into as of June 22, 2004, by and among Lodgian, Inc., a Delaware corporation (the "Company"), and the record and/or beneficial stockholders of the Company identified on Annex I (each a "Stockholder" and collectively the "Stockholders").

                                    RECITALS

         WHEREAS, the Company has entered into a Purchase Agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Citigroup Global Markets Inc. ("Citigroup"), Banc of America Securities LLC, Legg Mason Wood Walker, Incorporated and Raymond James & Associates, Inc., as representatives of the underwriters (the "Underwriters"), providing for the public offering (the "Offering") of shares (the "Securities") of the Company's common stock, par value $0.01 per share (the "Common Stock");

         WHEREAS, the Company has filed a registration statement on Form S-1 with the United States Securities and Exchange Commission for the purpose of effectuating the Offering (the "Registration Statement") and from a portion of the proceeds of the Offering, shares of the Company's Series A Preferred Stock, par value of $0.01 per share ("Preferred Stock") will be redeemed for cash; and

         WHEREAS, the Stockholders deem it necessary and desirable to forego receiving cash for a portion of their shares of Preferred Stock and to maintain a portion of their investment in the Company, presently represented by shares of Preferred Stock, in the form of shares of Common Stock.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. DEFINITIONS. Each capitalized term used herein and not otherwise defined shall have the meaning given to it in the Registration Statement.

         2. EXCHANGE OF STOCK. Immediately following the closing of the Offering, each of the Stockholders agrees to transfer and exchange, or use reasonable efforts to cause its custodian, if applicable, to transfer and exchange, with the Company the number of shares of Preferred Stock owned of record or beneficially by such Stockholders, as specifically set forth opposite each such Stockholder's name on Annex I (as to each Stockholder, the "Exchange Shares") and Company agrees to issue to the Stockholders, or to their custodian, as directed by the applicable Stockholder, that number of shares of Common Stock specified opposite each such Stockholder's name on Annex I (as to each Stockholder, the "Shares") in amounts determined as provided on Annex I.

         3.       CLOSING; DELIVERABLES.

         3.1 Closing. The exchange of the Shares shall take place at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at a closing (the "Closing") on the day of and immediately following the closing of the Offering on the Closing Date, as defined in the Purchase Agreement.

         3.2 Transactions and Documents at Closing. Upon signing this Agreement, each Stockholder has


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surrendered, or shall deliver an irrevocable instruction to its custodian, as applicable, directing it to deliver, its Exchange Shares, together with an executed stock power, to be held in escrow by Wachovia Bank, N.A. ("Wachovia"), transfer agent for the Company, until completion of the Offering. Immediately following the closing of the Offering, Wachovia shall release the Exchange Shares from escrow to the Company and the Company shall issue and deliver to each Stockholder, or to their custodian, as directed by the applicable Stockholder, a certificate for the Shares specified on Annex I. If the Purchase Agreement is terminated or the closing of the Offering does not occur prior to July 31, 2004, Wachovia shall release the Exchange Shares to the applicable Stockholders or their custodian, if applicable.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Stockholder as follows:

         4.1 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

         4.2 Common Stock. At the time of the Closing and after giving effect to the transactions contemplated by this Agreement, the authorized Common Stock of the Company will be as described in the Registration Statement. All of the outstanding shares of Common Stock are, and at the Closing will be, validly issued and outstanding, fully paid and non-assessable.

         5.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF STOCKHOLDER.

         5.1 Validity. Each Stockholder represents and warrants to the Company on its own behalf, and not on behalf of the other Stockholders, that this Agreement has been duly executed and delivered by the Stockholder and constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

         5.2 Stock Legends. Each Stockholder agrees, on its own behalf and not on behalf of the other Stockholders, that if such Stockholder is presently an affiliate (as that term is defined in SEC Rule 144 under the Securities Act of 1933) or if the Exchange Shares are "restricted securities" (as defined in Rule 144), the Exchange Shares shall bear legends in substantially the following terms:

         (i) THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING EXCHANGED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION

         REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO SECTION 3(A)(9)
THEREOF.

         (ii) THE SHARES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO REGISTRATION OR EXEMPTION FROM SUCH REGISTRATION. THE SHARES WILL BEAR A LEGEND TO SUCH EFFECT. STOCKHOLDER FURTHER UNDERSTANDS THAT THE EXEMPTION FROM REGISTRATION AFFORDED BY RULE 144 UNDER THE SECURITIES ACT DEPENDS ON THE SATISFACTION OF VARIOUS CONDITIONS AND THAT, IF APPLICABLE, RULE 144 AFFORDS THE BASIS OF SALES OF THE SHARES IN LIMITED AMOUNTS UNDER CERTAIN CONDITIONS.

         (iii) THE SHARES BEING EXCHANGED HEREUNDER HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS OFFERING.

         6.       MISCELLANEOUS.

         6.1 Further Assurances. From time to time after Closing, the Stockholders and the Company, without charge, shall perform such other acts, and shall execute and acknowledge and shall furnish such other instruments, documents, materials and information, as the other party may reasonably request in order to confirm the consummation of the transaction provided for in this Agreement.

         6.2 Notices. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent (i) by first class certified mail, postage prepaid, (ii) by a nationally recognized overnight courier service or
(iii) by telecopy, in each case addressed to such party at the address or telecopy number set forth below or such other address or telecopy number as may hereafter be designed in writing by the addressee to the addressor listing all parties:

                  If to the Company:   Lodgian, Inc.
                                       3445 Peachtree Road, N.E.
                                       Suite 700
                                       Atlanta, Georgia 30326
                                       Attn: General Counsel
                                       Fax: (404) 364-0088

                  If to a Stockholder: At the address set forth on Annex I

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of mailing, on the fifth business day following the date of such mailing, (iii) in the case of courier service, on the next business day following the date of such transmission and (iv) in the case of telecopy, upon confirmed receipt.

         6.3 Entire Agreement; Modifications. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the Company and Stockholder.

         6.4 Construction. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto.

         6.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the undersigned parties will have the same force and effect as original signatures.

         6.6 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

         6.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the state of New York.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                COMPANY:

                                LODGIAN, INC.

                                By: /s/ Daniel E. Ellis
                                    -------------------------------------------
                                    Name: Daniel E. Ellis
                                    Title: Senior Vice President and General
                                           Counsel


                                STOCKHOLDERS:

                                OCM REAL ESTATE OPPORTUNITIES FUND II, L.P.

                                By: Oaktree Capital Management, LLC, its
                                    General Partner

                                By: /s/ Philip Hofmann
                                    -------------------------------------------
                                    Name: Philip Hofmann
                                    Title: Managing Director

                                By: /s/ Marc Porosoff
                                    -------------------------------------------
                                    Name: Marc Porosoff
                                    Title: Senior Vice President, Legal


                                OCM REAL ESTATE OPPORTUNITIES FUND III, L.P.

                                By: OCM Real Estate Opportunities Fund III GP,
                                    LLC, its general partner

                                    By: Oaktree Capital Management, LLC, its
                                        managing member

                                    By: /s/ Philip Hofmann
                                        ---------------------------------------
                                        Name: Philip Hofmann
                                        Title: Managing Director

                                     By: /s/ Marc Porosoff
                                         --------------------------------------
                                         Name: Marc Porosoff
                                         Title: Senior Vice President, Legal

                                OCM REAL ESTATE OPPORTUNITIES FUND IIIA, L.P.

                                By: OCM Real Estate Opportunities Fund III GP,
                                    LLC, its general partner

                                    By: Oaktree Capital Management, LLC, its
                                        managing member

                                    By: /s/ Philip Hofmann
                                        ---------------------------------------
                                        Name: Philip Hofmann
                                        Title: Managing Director

                                     By: /s/ Marc Porosoff
                                         --------------------------------------
                                         Name: Marc Porosoff
                                         Title: Senior Vice President, Legal


                                BRE/HY FUNDING L.L.C.

                                By: /s/ Dennis J. McDonagh
                                    -------------------------------------------
                                    Name: Dennis J. McDonagh
                                    Title: Vice President


                                MERRILL LYNCH, PIERCE, FENNER & SMITH
                                INCORPORATED

                                By: /s/ Michael Nash
                                    -------------------------------------------
                                    Name: Michael Nash
                                    Title:

                                    ANNEX I

                                  STOCKHOLDERS


                                                       PRE-EXCHANGE       PRE-EXCHANGE        POST-EXCHANGE       POST-EXCHANGE
                                                     NUMBER OF SHARES   VALUE OF SHARES         NUMBER OF        VALUE OF SHARES
                                                      OF PREFERRED       OF PREFERRED           SHARES OF           OF COMMON
STOCKHOLDER NAME AND ADDRESS                              STOCK            STOCK (1)           COMMON STOCK         STOCK (2)
----------------------------                         ----------------   ---------------       -------------      ---------------

Merrill Lynch, Pierce, Fenner & Smith
Incorporated                                             236,933          $ 6,608,902              629,420          $ 6,608,902
4 World Financial Center
North Tower, 12th Floor
New York, New York 10080

OCM Real Estate Opportunities Fund II, L.P.              747,789          $20,858,488            1,986,523          $20,858,488
333 South Grand Avenue
28th Floor
Los Angeles, California 90071

OCM Real Estate Opportunities Fund III, L.P.             100,829          $ 2,812,479              267,855          $ 2,812,479
333 South Grand Avenue
28th Floor
Los Angeles, California 90071

OCM Real Estate Opportunities Fund IIIA, L.P.              3,118          $    86,972                8,283          $    86,972
333 South Grand Avenue
28th Floor
Los Angeles, California 90071

BRE/HY Funding L.L.C                                     394,889          $11,014,855            1,049,034          $11,014,855
345 Park Avenue
31st Floor
New York, New York 10154


(1) Each share of Preferred Stock is valued at 104% of the sum of its liquidation value plus accrued and unpaid dividends as of the date of the Preferred Share Exchange.

(2) Each share of Common Stock is valued at the public offering price of the Securities set forth in Schedule B to the Purchase Agreement.